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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C. 20549

                                      FORM 8-K
                                  CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 16, 1998

                         American Express Master Trust
                             (Issuer in respect of
the 6.60% Class A Accounts Receivable Trust Certificates, Series 1992-2, the 5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1, the 7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2, the 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

                 American Express Receivables Financing Corporation Co-Originator of the Trust and a Transferor
                 -------------------------------------------
            (Exact name of registrant as specified in its charter)

                                        33-47812
                                        33-49106
                                        33-67502
                                        33-81634
                                        333-51045
           Delaware                     000-21424                  13-3632012
           --------                     ---------                  ----------
(State or other jurisdiction           (Commission               (IRS Employer
    of incorporation)                  File Numbers)        Identification No.)

200 Vesey Street, New York, New York                                   10285
------------------------------------                                   -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code         (212) 640-3975


                         American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
                 -------------------------------------------
           (Exact name of registrant as specified in its charter)

              Utah                     000-21424-01               11-2869526
              ----                     ------------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
   of incorporation)                   File Numbers)       Identification No.)

6985 Union Park Center, Midvale, Utah                               84047
-------------------------------------                               -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code         (801) 565-5000

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Item 5.  Other Events

        Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated November 9, 1998 for the Distribution Date occurring on November 16, 1998 and the preceding Due Period from September 28 through October 27, 1998 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on November 16, 1998, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2
and 1998-1 occurring on November 16, 1998, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
-----------                            -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on November 16, 1998.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on
                 November 16, 1998.

Exhibit 99.1 Monthly Servicer's Certificate dated November 9, 1998 for the Distribution Date occurring on November 16, 1998 and the preceding Due Period from September 28 through October 27, 1998 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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                                  SIGNATURE
                                  ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  November 16, 1998


                                       AMERICAN EXPRESS MASTER TRUST


                                       AMERICAN EXPRESS RECEIVABLES
                                       FINANCING CORPORATION,
                                       Transferor


                                      By:    /s/ Leslie R. Scharfstein
                                             ________________________
                                      Name:    Leslie R. Scharfstein
                                      Title:   Vice President





                                      AMERICAN EXPRESS CENTURION
                                      BANK,
                                      Transferor


                                      By:    /s/ Rhonda Halpern
                                             ________________________
                                      Name:    Rhonda Halpern
                                      Title:   Chief Financial Officer and
                                               Treasurer

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                                     EXHIBIT INDEX
                                     -------------


Designation              Description                                  Page
-----------              -----------                                  ----

Exhibit 20.1    Payment Date Statements relating to interest             5
                distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on
                November 16, 1998.

Exhibit 20.2    Payment Date Statements relating to interest            12
                distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
                1996-2 and 1998-1 occurring on November 16, 1998.

Exhibit 99.1    Monthly Servicer's Certificate dated November 9, 1998    27
                for the Distribution Date occurring on November 16, 1998 and the preceding Due Period from September 28 through October 27, 1998 provided to The Bank of
                New York, as Trustee under the Agreement for the American Express Master Trust.